                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  June 28, 2004



                             Metal Management, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       0-14836                  94-2835068
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


 500 North Dearborn St., Suite 405, Chicago, IL                    60610
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code: (312) 645-0700



 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.


On June 29, 2004, Metal Management, Inc. (the "Company") issued a press release announcing that the Company entered into a new credit agreement (the "Credit Agreement") with a consortium of lenders led by LaSalle Bank, N.A.

A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference. A copy of the Credit Agreement is attached as Exhibit 4.1 hereto and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  4.1 Credit Agreement, dated as of June 28, 2004, among Metal Management, Inc. and LaSalle Bank, N.A., as agent for the lenders named therein.

                  99.1 Press Release, dated June 29, 2004, issued by Metal Management, Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Metal Management, Inc.



Date: July 1, 2004                By: /s/ Robert C. Larry
                                      -------------------
                                      Name:  Robert C. Larry
                                      Title: Executive Vice President,
                                             Finance, Chief Financial Officer,
                                             Treasurer and Secretary (Principal
                                             Financial Officer)

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

4.1 Credit Agreement, dated as of June 28, 2004, among Metal Management, Inc. and LaSalle Bank, N.A., as agent for the lenders named therein.

99.1                       Press Release, dated June 29, 2004, issued by Metal
                           Management, Inc.